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                        AMENDED AND RESTATED OPTION AGREEMENT


     AMENDED AND RESTATED OPTION AGREEMENT (this "Agreement") dated as of
July 8, 1998, is among Jeffrey Morer, O.D. (the "Stockholder"), Jeffrey Morer, O.D., P.C. (the "Practice") and HealthDrive Corporation, a Delaware corporation (the "Company").

     WHEREAS, the Stockholder holds 100 shares, no stated par value per share, of the Practice (the "Common Stock"), such shares being all of the issued and outstanding capital stock of the Practice;

     WHEREAS, the Practice is a professional corporation organized under the laws of the Commonwealth of Massachusetts engaged in the practice of dentistry;

     WHEREAS, the Company and the Practice have entered into an Operating Agreement, dated as of June 19, 1998 (the "Operating Agreement"), pursuant to which, among other things, the Company will provide the Practice certain services, capital and a license to the use of the service mark "HealthDrive";

     WHEREAS, in connection with the execution and delivery of a precursor to the Operating Agreement, the Company, the Stockholder and the Practice entered into an Option Agreement, dated as of May 26, 1998 (the "Original Option Agreement"), pursuant to which the Stockholder granted the Company an option to purchase all of the outstanding Common Stock of the Practice, and the Company granted to the Stockholder a right to cause the Company to purchase all of the outstanding Common Stock of the Practice, each for the purchase prices set forth therein;

     WHEREAS, the Company, the Stockholder and the Practice desire to amend and restate the Original Option Agreement to conform the terms of such agreement to the terms of the Operating Agreement and to make certain other modifications; and
     WHEREAS, as a result of the relationship established by the Operating Agreement, the Stockholder and the Company believe that the Common Stock has little inherent value and the Stockholder is willing to grant to the Company, on the terms and subject to the conditions set forth herein, an option to purchase from the Stockholder all of the outstanding shares of the Common Stock, and the Company is willing to enter into this Agreement and grant the Stockholder an option to cause the Company to purchase all of the outstanding shares of Common Stock at a nominal purchase price, and be bound by the terms, provisions, covenants and conditions set forth herein;

     NOW, THEREFORE, the parties hereto mutually covenant and agree as follows:

     1. Company Stock Option. Subject to the terms and conditions set forth in this Agreement, the Stockholder hereby grants to the Company an option (the "Company Option") to purchase from the Stockholder at any time, from and after the date hereof, all of the shares (the "Shares") of Common Stock then outstanding at the nominal price of $50.00.



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     2.   Stockholder Option.  Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Stockholder an option (the "Stockholder Option") to cause the Company to purchase from the Stockholder at any time, from and after the date hereof, all of the Shares for a nominal purchase price equal to $50.00 (the "Stockholder Exercise Price").

     3.   Exercise and Payment; Designation of Purchaser; Termination.

     (a) The Company shall, at its sole discretion, have the right to appoint a designated purchaser (the "Company Designee") to purchase the Shares from the Stockholder in accordance with the terms hereof upon the exercise of either the Company Option or the Stockholder Option.

     (b) The Company Option may be exercised by the Company by delivering to the Stockholder, on a date (the "Company Notice Date") no less than five (5) days prior to the date on which the Company wishes to exercise the Option (the "Company Exercise Date"), written notice which shall specify that the Company elects to exercise the Option and the identity of the Company Designee.

     (c) The Stockholder Option may be exercised by the Stockholder by delivering to the Company, on a date (the "Stockholder Notice Date"), no less than two years prior to the date on which the Stockholder wishes to exercise the Stockholder Option (the "Stockholder Exercise Date"), written notice which shall specify that the Stockholder elects to exercise the Stockholder Option.

     (d) On the applicable Exercise Date, the Company or the Company Designee shall deliver to the Stockholder the applicable Exercise Price for the Shares to be purchased in the form of cash, check, bank draft or postal or express money order payable to the order of the Stockholder in United States dollars. Immediately following receipt of the applicable Exercise Price, the Stockholder shall cause the Practice to, and the Practice shall, issue and promptly deliver to the Company or the Company Designee, if any, a certificate or certificates for such number of Shares registered in the name of the Company or such Company Designee, which certificate shall bear a legend substantially in the form of that set forth in Section 7. In addition, the Practice shall cancel a certificate or certificates for such number of Shares registered in the name of the Stockholder as of such date.

     (e) As soon as reasonably practicable after the applicable Exercise Date, the Company Designee shall cause the Practice to change its name to the name of the Company Designee or such other name selected by the Company or the Company Designee that does not include the name of the Stockholder.

     4. Additional Agreements of Practice. Without limiting the Company's right to waive such restrictions created hereby prior to the earlier of expiration of the Company Option or the termination of this Agreement, the Practice shall not, without the consent of the Company, (i) authorize, issue, sell, redeem or repurchase any class of capital stock of the


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Practice, including without limitation Common Stock, or grant any options, warrants or other rights to purchase any class of capital stock of the Practice, including without limitation Common Stock, or (ii) be a party to any merger, consolidation, sale of all or substantially all, or a material portion, of the Practice's assets, liquidation or recapitalization in which the previously outstanding shares of capital stock of the Practice shall be changed into or exchanged for different securities of the Practice or securities of another corporation or interests in a noncorporate entity other property (including cash). In the event that the Shares are transferred to a Company Designee pursuant to the exercise of the Company Option or the Stockholder Option, the Practice shall enter into an Option Agreement, in substantially the form of this Agreement, with the Company and such Company Designee.

     5. Practice and Stockholder Representations. Each of the Practice and the Stockholder hereby represents and warrants to the Company as follows: this Agreement has been duly executed and delivered by each of the Practice and the Stockholder and constitutes a legal, valid and binding obligation of each of the Practice and the Stockholder enforceable against each of the Practice and the Stockholder in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Charter or By-laws of the Practice, any agreement to which either or both of the Practice or the Stockholder is a party or by which either or both the Practice or the Stockholder is bound and will not violate any other restriction of any kind or character to which either or both of the Practice or the Stockholder is subject.

     6. Rights as Shareholder. Neither the Company nor any Company Designee shall have any rights as a shareholder with respect to any Shares covered by the Company Option until the date of tender of the Exercise Price.

     7. Segregation of Shares. The Stockholder shall cause the Practice to, and the Practice shall, issue in the Stockholder's name, a new certificate representing all of the Shares outstanding on the date hereof, which certificate shall be held, together with an appropriate stock power in favor of Company and executed by the Stockholder, by the Clerk of the Practice or another mutually agreed-upon party. The new certificates representing such Shares, and any other certificates issued prior to the earlier of the exercise of the Company Option or the Stockholder Option or the termination of this Agreement, that represent any Shares, shall bear a legend in substantially the following form:

     PURSUANT TO AN OPTION AGREEMENT, AMONG HEALTHDRIVE CORPORATION, THE ISSUER OF THE SECURITIES REPRESENTED HEREBY AND THE HOLDER HEREOF, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT THE EXPLICIT WRITTEN CONSENT OF THE COMPANY UNTIL THE OPTION GRANTED TO THE COMPANY BY SUCH OPTION AGREEMENT HAS BEEN EXERCISED OR SUCH OPTION AGREEMENT HAS BEEN TERMINATED.



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     8.   Restrictions on Transfer.  The Stockholder shall not assign, transfer or otherwise dispose of the Shares unless and until the Company Option has been exercised or this Agreement has been terminated. The Practice agrees that, unless and until the Company Option has been exercised or this Agreement has been terminated, the Practice will not recognize any purported assignment or transfer of any of the Shares.

     9. Compliance with Law. The Stockholder shall cause the Practice, and the Practice shall be obligated, to take any and all actions as are necessary or desirable in order to cause the issuance and delivery of stock certificates to the Company Designee upon exercise of the Company Option or the Stockholder's Option to comply with all applicable laws and regulations of any governmental authority.

     10. No Optometry Practice By the Company. It is acknowledged that the Company is not authorized or qualified to engage in any activity which may be construed or considered to constitute the practice of optometry or any ancillary health care service ("Optometry Services"). To the extent any act or service of the Company under this Agreement is construed or considered to definitely constitute Optometry Service, the performance of such act or service by the Company shall be deemed waived and excused and such act or service shall not be permitted under this Agreement. If notwithstanding any waiver or excuse of the Company's performance of an act or service as contemplated in the immediately preceding sentence, any of the provisions of this Agreement or any action that may be taken hereunder (1) may be construed or considered to be in material violation of any rules, regulations or policies of the Board of Registration in Optometry (or such ancillary health care service) of The Commonwealth of Massachusetts, the Board of Registration of any other jurisdiction in which the Practice provides Optometry Services, or the statutes, laws, rules or regulations of the United States or any state, governmental agency, authority, or other body having jurisdiction over the Practice or the Company, or (2) may be construed or considered to impose a substantial threat to the license to practice dentistry and/or any ancillary health care service of any Optometry Practitioner, or to the authorization of the Practice to render Optometry Services, then the parties hereto agree to use their best efforts to negotiate in good faith an amendment to this Agreement, the purpose and substance of which shall be modification of only those provisions giving rise to the issues set forth in clauses (1) and (2) of this sentence so that the Agreement as modified continues to reflect, as nearly as possible, the intent of the parties as expressed herein. If notwithstanding negotiation in good faith as contemplated in the immediately preceding sentence, an amendment to this Agreement cannot be agreed to that resolves the issues set forth in clauses (1) and (2) of the preceding sentence and continues to reflect, as nearly as possible, the intent of the parties expressed herein, this Agreement shall terminate thirty (30) days after the date either party hereto provides notice to the other party hereto that such circumstances exist.

     11. Term of Agreement. This Agreement shall be in effect from the date first set forth above through May 26, 2038 (the "Expiration Date"); provided, however, that the term


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hereof shall be automatically extended for additional periods of twelve (12)
months each, unless either party gives written notice as provided below to the other at least ninety (90) days prior to the expiration of the initial term or any extended term hereof.

     12. Prior Agreement; Amendments. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof, including but not limited to the Original Option Agreement, which is terminated upon the effectiveness of this Agreement provided, however, that in the event of the termination of this Agreement prior to the Expiration Date, the Original Option Agreement shall automatically, and without further action by any of the parties hereto, be reinstated and in full force and effect in accordance with the terms thereof. This Agreement may not be amended, altered, changed, or terminated orally. No amendment, alteration, change, or attempted waiver of any of the provisions hereof shall be binding without the written consent of both parties, and such amendment, alteration, change, termination or waiver shall in no way affect the other terms and conditions of this Agreement, which in all other respects shall remain in full force.

     13.  Assignment; Binding Effect.   The Company shall have the right to
assign or sell its rights and obligations under this Agreement to any person, corporation, partnership, or other legal entity. Neither the Practice nor the Stockholder shall be permitted to assign this Agreement or its respective rights and obligations under this Agreement without the written consent of the Company, which consent may be withheld in the Company's sole discretion. Any attempted assignment by the Practice or the Stockholder shall be void and of no force and effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties' successors and assigns, respectively, but this provision shall not constitute a consent by the Company to assignment by the Practice or the Stockholder otherwise prohibited by the preceding sentences.

     14. Construction of Agreement. The failure to insist upon strict compliance with any of the terms, covenants or conditions herein shall not be deemed a waiver of such terms, covenants, or conditions, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other time or times.

     15. Governing Law. This Agreement has been signed by the parties under seal in Massachusetts, and the parties agree that it shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts to the fullest extent permitted by law, without regard to the application of conflict of laws rules. If any portion of the provisions hereof shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such portion or provisions in circumstances other than those in which it is held invalid or unenforceable, shall not be affected thereby, and each portion or provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.


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     16.  Additional Documents.  The parties hereto shall execute such additional documents as are reasonably required for the purpose of carrying out the intent and purpose of this Agreement.

     17. Headings. Section and paragraph headings are not part of this Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all which together shall constitute one instrument.

     19. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally or by mail, postage prepaid addressed as follows:

     If to the Company, to:

          HealthDrive Corporation
          25 Needham Street
          Newton, MA  02161
          Attention:  Chief Executive Officer

     If to the Practice, to:

          Jeffrey Morer, O.D., P.C.
          c/o HealthDrive Corporation
          25 Needham Street
          Newton, MA  02161
          Attention:  President

     If to the Stockholder, to:

          Jeffrey Morer, O.D.
          c/o HealthDrive Corporation
          25 Needham Street
          Newton, MA  02161

     20. Remedies. The parties hereto will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any


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party hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.



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     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated
Option Agreement as of the day and year first above written.



                              STOCKHOLDER:
                               /s/ Jeffrey Morer
                              ----------------------------------





                              JEFFREY MORER, O.D., P.C.


                              By: /s/ Jeffrey Morer
                                 -------------------------------
                              Name: Jeffrey L. Morer
                                   -----------------------------
                              Title: President
                                    ----------------------------



                              HEALTHDRIVE CORPORATION


                              By: /s/ Steven Charlap
                                 -------------------------------
                              Name: Steven Charlap
                                   -----------------------------
                              Title: Chief Executive Officer
                                    ----------------------------



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                                     STOCK POWER


     FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers
unto ______________ (              ) Shares of Common Stock of _______________,
P.C. standing in its name on the books of said Corporation represented by Certificate No. __ herewith, and do hereby irrevocably constitute and appoint __________ attorney to transfer the said stock on the books of said Corporation with full power and substitution in the premises.

Dated ____________

                                 -------------------------------

In presence of


-------------------------------